Annual Meeting of Shareholders April 21, 2004

Agenda I Business Meeting Election of Directors Appointment of Auditor for 2004 II CEO Report III Questions and Answers

CEO Report Who We Are 2003 Results and Yearly Trends 2004 Priorities Balance Sheet Restructuring Change in Dividend Philosophy Frequent Questions

Safe Harbor Statement Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "may", "will", "should", "would", "anticipate", "estimate", "expect", "plan", "believe", "intend", and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following without limitation: general, regional and local economic conditions and their effect on interest rates, the Company and its customers; credit risks and risks from concentrations (geographic and by industry) within the loan portfolio; changes in regulations on accounting policies affecting financial institutions; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; technological changes; acquisitions and integration of acquired business; the failure of assumptions underlying the establishment of resources for loan losses and estimations of values of collateral and various financial assets and liabilities; the outcome of efforts to manage interest rate or liquidity risk; competition; and acts of war or terrorism. The Company undertakes no obligation to release revisions to these forward-looking statements or to reflect events or conditions occurring after the date of this presentation. The forecasted information for future periods in this presentation represent Integra's best estimates of its future results of operations. The forecasts were not prepared with a view toward compliance with published guidelines of the American Institute of Certified Public Accountants regarding projections or forecasts or generally accepted accounting principles. Forecasted information is necessarily speculative in nature and is based upon assumptions and estimates that, while considered reasonable by Integra, are inherently subject to significant business, economic and competitive uncertainties and contingencies which are beyond the control of Integra. Accordingly, actual results are likely to vary from the forecasted results and these variations may be material.

Who We Are

Who We Are . . . The Basics Founded in 1850 in Evansville, now Indiana's 3rd largest city Assets totaling $2.6 billion @ March 31st Common stock IBNK trades on NASDAQ 17.3 million shares outstanding Dividend paid every year since 1923

74 Banking Centers 135 ATMs Approximately: 147,400 Customers 970 Employees 6,100 Shareholders Who We Are . . . Integra's Footprint

2003 Results and Yearly Trends

2003 Goals... Increase Earnings Continue Credit Improvements Stabilize Margin

2003 Results... Increase Earnings Net Income up 22.7% from 4th Qtr 2002 Loan Volume up 5.4% Valuable Core Deposits up 6.4% Adjusted* Non-Interest Income up 9.6% Goal Achieved! * Adjusted non-interest income defined as non-interest income less securities gains, investment fees and branch sales.

2003 Results... Continue Credit Improvements Net Chargeoffs only 25 bp of Total Loans in 2003 Non-Performing Assets declined $4.9 million or 22% Non-Performing Loan Ratio improved 31bp to 1.08% Goal Achieved!

2003 Results... Stabilize Margin Net Interest Margin Improved 7 bp, industry average, 26 bp decline New Leadership and Team, Markets Pricing Discipline Net Interest Income up 7.1% despite lowest interest rates in 45 years Goal Achieved!

2003 Results... Net Income up 22.7% (000s)

IBNK Equity Performance Total Return 2003 = 28%

What We Are Accomplishing . . . Loan Growth % Change 1 Yr 2 Yr Q over Q Q over Q Consumer 13.0% 31.7% Mortgage 5.3% 9.7%

What We Are Accomplishing . . . Deposit Growth Valuable Core Deposits* grew $75MM or 8% from 1Q03 to 1Q04 * Equals demand, non-interest bearing, interest checking, money market and savings deposits

What We Are Accomplishing . . . Fee Growth Almost Doubled since 1999 * Adjusted non-interest income defined as non-interest income less securities gains, investment fees and branch sales. Adjusted Non-Interest Income 10,000 15,000 20,000 25,000 30,000 35,000 1999 2000 2001 2002 2003

What We Are Accomplishing . . . Stabilize & Improve Credit Quality

What We Are Accomplishing . . . Maintain Strong Capital Position Regulatory Guidelines for Well Capitalized Institutions Holding Company Capital Ratios 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital Ratio Total Capital Ratio Tier 1 Capital to Avg Assets Dec 03 Actual June 04 Projections

2004 Priorities

Priorities... Continue Existing Growth & Initiatives Continue to Grow our Customer Base Continue to Improve Credit Quality - Especially in Commercial Loans Roll-out New Products to Accelerate Growth Grow our Deposits Invest in our People Don't Lose Sight of our Community Markets

Priorities... Execute on New Initiatives Commercial Real Estate New Branch Builds Next Phase of Sales & Service Initiatives ("I CARE") Critical Analysis of all Business Lines

So Why Change? Our 2003 Performance Was Strong Trends Are Moving in the Right Direction We Are Delivering Shareholder Value But we faced 3-5 Years of Limited Performance

Our Challenge...... Accelerate the Transformation and Achieve the Potential Securities Yield $467MM Long Term Debt Cost

Balance Sheet Restructuring The Key to the Transformation

Why Restructure - Why Now? Right People and Processes in place Right Interest Rate Environment Simplify Balance Sheet/ Reduce Earnings Volatility Accelerate Earnings Growth and Initiatives Eliminate Distraction Right Time Enhance Ability to Pursue Growth Opportunities

New Approach to Creating Shareholder Value

New Approach to Creating Shareholder Value Maintain Dividend Yield Above Peer Group Invest More in Markets, Products, People and Technology

Moody's Rating March 24, 2004 Moody's Investor Service Assigns Integra Bank Long- Term Deposits with Investment Grade Rating of Baa2 Improves access to Capital Markets Access to new customers 3rd Party Confirmation of Solid Financial Condition Reaffirmed Rating April 6th Post- Restructure

Conclusion 2003 Trends are Positive Balance Sheet Restructuring Clears our Path People and Strategy in Place to Execute Excited about Growth Opportunities

Frequent Questions

How Will Our New Strategy Create Shareholder Value?

How Will Our New Strategy Create Shareholder Value? Transition From: Higher Dividend & Limited Growth (Turnaround) To: Accelerated Growth & Attractive Dividend

How Will Our New Strategy Create Shareholder Value? Key Drivers Balance Sheet Restructuring Higher Retained Earnings Accelerated Investments

How Will Our New Strategy Create Shareholder Value? Capital Fuels New Investment Made Investments in:

How Will Our New Strategy Create Shareholder Value? Dividend Yield is Still Attractive

How Is Executive Compensation Determined?

How Is Executive Compensation Determined? Pay for Performance Philosophy to Align Management and Shareholder Interests Created a 28% Shareholder Return in '03 Integra exceeded 2003 Profitability and Credit Quality Goals Large Portion Deferred, tied to Peer Performance and Strategic Goals

How Is Executive Compensation Determined?

How Is Director Compensation Determined?

How Is Director Compensation Determined? Increased Time Commitment and Responsibility Combined Board - Bank and Corporation Fee Increase was in Restricted Stock - Align interests with Shareholders Peer Average Director Compensation Situation Analyzed by Clark Consulting New Target Ownership Guidelines for Executives and Directors

What Will The Rest Of 2004 Look Like?

What Will The Rest Of 2004 Look Like? On Average, 30% EPS Increase Over Original Projections

What Will The Rest Of 2004 Look Like? Lower Debt Cost Higher Net Interest Income Securities Yield Rate on Debt

What Process Improvements Have Been Made? Improved Board Oversight & Governance Stronger Risk Management and Internal Control Structure Stronger Financial Management Team and Processes More Extensive use of 3rd Party Review/Validation Moody's, Darling Group, and others

What is the Implication of Integra's Growth Strategy on its Community Markets?

Current Retail Banking Center Mix Metro Community Long-Range Retail Banking Center Mix Metro Community 25% 75% 50% 50% What is the Implication of Integra's Growth Strategy on its Community Markets? Community Markets are our heritage and are critical to our success Balance Current Opportunity with Future Growth

What is the Implication of Integra's Growth Strategy on its Community Markets? Banking Centers 36 18 18 Branch Profit based on Cost Center Analysis, Branches as of EOP 2003

What is the Implication of Integra's Growth Strategy on its Community Markets?

Thank You for Your Interest in Integra (IBNK)

Appendix A

Appendix A Adjusted Non-Interest Income (in thousands) 1999 2000 2001 2002 2003 Total Non-Interest Income 13,523 20,131 33,202 36,281 32,793 Deduct...... Security Gains (1,422) 1,497 8,212 9,098 3,052 Investment Fees - 1,422 4,276 1,308 - Branch Sale - - - - 1,119 Equals....... Adjusted Non-Interest Income 14,945 17,212 20,714 25,875 28,622 The presentation uses the non-GAAP financial measure of core bank fee income, which represents non-interest income, less securities gains and investment fees. The presentation includes a table which reconciles core bank fee income, to the most directly comparable GAAP financial measures. The presentation of this non-GAAP financial measures is intended to supplement investors' understanding of the Corporation's core business activities, unaffected by the fluctuations caused by securities transactions and investment fees, and are useful to investors for comparative purposes. There are no additional purposes for which management uses these non-GAAP financial measures.